Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil (Tables)	12 Months Ended
Dec. 31, 2025
Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil
Summary of amounts due from financial institutions

	12/31/2025	12/31/2024
Loans to financial institutions (a)	4,313,571	5,586,520
Interbank deposit investments	267,305	579,720
Interbank on-lending	20,553	33,920
Expected credit loss	(1,211)	(5,200)
Total	4,600,218	6,194,960